UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2022

QUIDEL CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2022, Quidel Corporation (the “Company”) held a Special Meeting of Stockholders (the "Special Meeting"). The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in the Company's Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on April 11, 2022 (the "Proxy Statement").
Proposal No. 1

The Company’s stockholders approved and adopted the Business Combination Agreement, dated December 22, 2021, by and among the Company, Ortho Clinical Diagnostics Holdings plc, Coronado Topco, Inc., Orca Holdco, Inc., Laguna Merger Sub, Inc., and Orca Holdco 2, Inc. (the "BCA"), including the Quidel Merger (as defined in the Proxy Statement) and the transactions contemplated thereby, by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,175,687	10,309,045	84,537	2,402,694

Proposal No. 2

The Company’s stockholders did not approve, on an advisory basis, certain compensation arrangements for the Company’s named executive officers in connection with the BCA by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,513,237	21,947,618	108,414	2,402,694

Proposal No. 3

The Company’s stockholders approved any motion to adjourn the Special Meeting to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the BCA by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
23,470,862	13,404,947	96,154

Proposal No. 4

The Company’s stockholders elected eight individuals to the Company's Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas C. Bryant	34,402,276	166,993	2,402,694
Kenneth F. Buechler	31,719,820	2,849,449	2,402,694
Edward L. Michael	34,247,473	321,796	2,402,694
Mary Lake Polan	33,798,475	770,794	2,402,694
Ann D. Rhoads	33,984,124	585,145	2,402,694
Matthew W. Strobeck	34,465,232	104,037	2,402,694
Kenneth J. Widder	31,853,008	2,716,261	2,402,694
Joseph D. Wilkins Jr.	32,351,517	2,217,752	2,402,694

Proposal No. 5

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,084,008	4,409,637	75,624	2,402,694

Proposal No. 6

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
36,501,551	445,251	25,161

Proposal No. 7

The Company’s stockholders approved an amendment and restatement of the Company's 2018 Equity Incentive Plan to increase the number of shares available under the plan by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,701,535	820,855	46,879	2,402,694

Proposal No. 8

The Company’s stockholders approved an amendment and restatement of the Company's 1983 Employee Stock Purchase Plan to increase the number of shares available under the plan by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,423,534	107,209	38,526	2,402,694

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2022

QUIDEL CORPORATION

By:	/s/ Phillip S. Askim
Name:	Phillip S. Askim
Its:	Secretary